UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

RURAL/METRO CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-22056	86-0746929
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9221 East Via de Ventura Scottsdale, Arizona	85258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 994-3886

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in its Form 12b-25, filed on September 14, 2007, Rural/Metro Corporation, a Delaware corporation (the “Company”), delayed the filing of its Annual Report on Form 10-K for the period ended June 30, 2007 (the “Form 10-K”). On the same date, the Company filed a Form 8-K disclosing that it is restating the previously issued consolidated financial statements for each of the fiscal years ended June 30, 2005 and 2006, selected consolidated financial data for each of the fiscal years ended June 30, 2003 through 2006 and interim financial information for each of the first three quarters and the related interim periods in the fiscal years ended June 30, 2006 and 2007, as well as related financial data for such periods.

The Company issued a press release on September 28, 2007, a copy of which is attached hereto as Exhibit 99.1, announcing that it had received a notice of default, dated September 24, 2007, due to the delayed filing of the Form 10-K from Wells Fargo Bank, N.A. (the “Trustee”) with respect to the following notes:

(i)	9.875% Senior Subordinated Notes due 2015; and

(ii)	12.75% Senior Discount Notes due 2016.

Under the terms of each of the indentures (the “Indentures”) governing the notes, the Company is required to timely file all annual and quarterly reports with the Securities and Exchange Commission and to deliver such reports to the Trustee.

The Indentures provide that the Company has 60 days from receipt of a notice of default to cure the default before an “event of default” occurs under the Indentures. If such an event occurs and is continuing under the Indentures, all unpaid principal, approximately $193.6 million, and accrued interest on the notes then outstanding may become immediately due and payable unless the Company is able to obtain a waiver.

The Company currently expects to file the Form 10-K prior to the expiration of the 60-day cure period, however there can be no assurances that the Company will complete the Form 10-K within such time period. As of September 15, 2007 (the last payment date), all required interest and principal payments have been timely made on the notes.

A failure by the Company to observe any covenant under the Indentures that entitles the requisite holders of the notes or the Trustee to accelerate the notes also constitutes an event of default under the Company’s credit facility and could lead to an acceleration of the unpaid principal and accrued interest under such facility unless a waiver is obtained. In addition, any acceleration of the unpaid principal and accrued interest under the Company’s credit facility would result in an event of default under the Indentures. Approximately $83.0 million of debt is outstanding under the credit facility. As of May 10, 2007 (the last payment date), all required interest and principal payments have been timely made under the credit facility.

The foregoing reflects the Company’s views about the accounting adjustments, its financial condition, performance and other matters that constitute “forward-looking” statements; as such term is defined by the federal securities laws. You can find many of these statements by looking for words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “should,” “continue,” “predict,” “preliminary” and similar words used herein. These forward-looking statements are subject to the safe harbor protection provided by federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to: (1) the results and effect of the Company’s review of its accounting practices; (2) the effects of any potential SEC or NASDAQ inquiry with respect to the potential adjustments or the Company’s accounting practices; (3) expectations as to the timing of the Company’s review, restatement and filing of its previously issued financial statements and its assessment of the effectiveness of disclosure controls and procedures and internal control over financial reporting, the review and filing of the Company’s Form 10-K for the fiscal year ended June 30, 2007, and the issuance of interim financial results for the Company; (4) should NASDAQ seek to delist the Company’s common stock following an untimely SEC filing, the possibility that the NASDAQ Listing Qualifications Panel may not grant the Company’s request for an extension to regain compliance with NASDAQ listing qualifications or the Company’s failure to regain compliance within any extension period, in which case the Company’s common stock would be delisted from the Nasdaq National Market; (5) the effects of any required restatement adjustments to previously issued financial statements and possible material weaknesses in internal control over financial reporting; (6) the possibility that any default under the Company’s financing arrangements could cause acceleration of repayment of the entire principal amounts and accrued interest on such arrangements; and (7) the additional risks and uncertainties and important factors detailed from time to time in the Company’s press releases and in the Company’s periodic filings under the Securities Exchange Act of 1934. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, because the statements are subject to risks and uncertainties, the Company can give no assurance that its expectations will be attained or that actual developments and results will not materially differ from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

The Company’s forward-looking statements are based on information available today, and it undertakes no obligation to update these statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

Item 8.01 Other Events.

Deadline for Receipt of Stockholder Proposals and Director Nominations
for 2007 Annual Meeting

On September 19, 2007, the Company issued a press release announcing that its 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) will be held at 3 p.m. Thursday, February 28, 2008 at the Company’s headquarters in Scottsdale, Arizona. The full text of the Company’s press release is attached hereto as Exhibit 99.2.

Since the date scheduled for the 2007 Annual Meeting is more than 30 calendar days after the anniversary of the Company’s prior annual meeting, the deadline for submission of stockholder proposals and director nominations relating to the 2007 Annual Meeting has changed from the dates specified in the Company’s 2006 proxy statement.

Any stockholder who intends to present a proposal for action at the 2007 Annual Meeting and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit such proposal in writing and it must be received by the Secretary of the Company at the address specified below by October 31, 2007. Such proposal must also comply with the rules of the Securities and Exchange Commission relating to stockholder proposals.

For stockholder proposals that are not included in the Company’s proxy materials and for all director nominations by stockholders, the Company’s bylaws establish an advance notice procedure in order to present such matters at the 2007 Annual Meeting. Under these procedures, written notice of a stockholder proposal or a director nomination by a stockholder must be received by the Secretary of the Company at the address specified below not less than 90 days in advance of the 2007 Annual Meeting, which for a February 28, 2008 meeting date means that written notice must be received by November 30, 2007. The written notice must also contain specified information and conform to certain requirements, as set forth in the Company’s bylaws. If the chairman of the 2007 Annual Meeting determines that a stockholder proposal or director nomination was not made in accordance with the Company’s bylaws, then such proposal or nomination cannot be presented for a vote of stockholders at the 2007 Annual Meeting.

Stockholder proposals and director nominations must be delivered in writing to the Company’s principal executive offices at the following address: Rural/Metro Corporation, 9221 East Via de Ventura, Scottsdale, Arizona 85258, Attention: Secretary, and must otherwise comply with the Company’s certificate of incorporation and bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 19, 2007
99.2	Press release, dated September 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURAL/METRO CORPORATION

Date: September 28, 2007	By:	/s/ Kristine A. Beian-Ponczak

Kristine A. Beian-Ponczak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated September 19, 2007
99.2	Press release, dated September 28, 2007